Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	1011	49.20%
Delinquency, No Missing Data	1029	50.07%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	15	0.73%
Total	2055	100.00%